UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2018

AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)

50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 364-6093

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07     Submission of Matters to a Vote of Security Holders
Our 2018 Annual Meeting of Stockholders was held on May 18, 2018 (the “Annual Meeting”). As of March 23, 2018, the record date for the Annual Meeting (the “Record Date”), we had outstanding 15,063,107 shares of Class A Common Stock and 19,055,667 shares of Class B Common Stock. At the Annual Meeting, 12,852,666 shares of Class A Common Stock and 18,664,413 shares of Class B Common Stock were present in person or represented by proxy. Each share of Class A Common Stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting, and each share of Class B Common Stock outstanding on the Record Date was entitled to ten votes on each proposal presented at the Annual Meeting.
Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in our Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 2, 2018.
Proposal 1 – Election of Class III Directors

The first proposal voted upon at the Annual Meeting was the election of two Class III directors, Timothy Bliss and Jason Randall, to a three-year term to hold office until our 2021 annual meeting of stockholders, or until the date on which their respective successors are duly elected and qualified.

At the Annual Meeting, the Class III directors were elected by the following votes:

Name of Director	For	Against	Abstain	Broker Non-Votes
Timothy Bliss	193,935,408	1,714,249	38,165	3,808,974
Jason Randall	195,371,116	63,134	253,572	3,808,974

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal voted upon at the Annual Meeting was the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
199,379,990	13,008	103,798	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

Date: May 18, 2018	By:	/s/ Ida Kane
	Name:	Ida Kane
	Title:	Chief Financial Officer